Earnings Per Share	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 2 - Earnings Per Share

Potentially dilutive common shares consist of the incremental common shares issuable upon the exercise of common stock options and warrants for all periods.   For all periods presented, the basic and diluted shares reported are equal because the common shares equivalents are anti-dilutive. Below is a tabulation of the potentially dilutive securities that were “in the money” for the periods ended December 31, 2011 and January 1, 2011.

	Years Ended
	2011	2010
Basic weighted average common shares outstanding	68,306,812	48,251,930
Warrants and options in the money, net	7,677,914	17,536,919
Weighted average common shares outstanding assuming dilution	75,984,726	65,788,849

Total warrants and options that were not “in the money” at December 31, 2011 and January 1, 2011 were 17,114,450 and 15,579,068 respectively.